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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 15, 2001

                               DrugMax.com, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

         STATE OF NEVADA                1-15445                34-1755390
         ---------------                -------               -----------
(State or other jurisdiction   Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

                          12505 Starkey Road, Suite A
                             Largo, Florida 33773
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (727) 533-0431


Item 5.       Other Events.
              ------------

         On June 15, 2001, DrugMax.com, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2001. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Item 7.       Financial Statements and Exhibits.
              ---------------------------------

              (a)      Financial Statements of Business
                       --------------------------------

                       None.

              (b)      Pro Forma Financial Information.
                       --------------------------------

                       None.

              (c)      Exhibits.
                       ---------

              Exhibit
              Number            Exhibit Description
              -------           -------------------

                  99.1     Press Release, dated June 15, 2001
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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     DRUGMAX.COM, INC.



                                     By:  /s/ Jugal K. Taneja
                                          --------------------------------------
                                     Jugal K. Taneja, Chief Executive Officer



Dated: June 14, 2001
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                                 EXHIBIT INDEX




Exhibit
Number            Exhibit Description
-------           -------------------

99.1              Press Release, dated June 15, 2001